EXHIBIT 21.1
Braemar Hotels & Resorts Inc.
Subsidiaries Listing as of December 31, 2022

All the subsidiaries listed below are incorporated or organized in Delaware except that (i) Braemar Hotels & Resorts Inc. is incorporated in Maryland, (ii) BHR Dorado LLC and BHR TRS Dorado LLC are organized in Puerto Rico and (iii) RC Hotels (Virgin Islands), Inc. is incorporated in the U.S. Virgin Islands.
Braemar Hotels & Resorts Inc.
Ashford BC GP LLC
Ashford BC LP
Ashford Chicago GP LLC
Ashford Chicago Junior Mezz LLC
Ashford Chicago LP
Ashford Chicago Senior Mezz LLC
Ashford HHC III LLC
Ashford HHC Partners III LP
Ashford Philadelphia Annex GP LLC
Ashford Philadelphia Annex LP
Ashford Pier House GP LLC
Ashford Pier House LP
Ashford Pier House Mezz A LLC
Ashford Pier House Mezz B LLC
Ashford San Francisco II LP
Ashford Sarasota GP LLC
Ashford Sarasota Holding Company LLC
Ashford Sarasota LP
Ashford Seattle Waterfront GP LLC
Ashford Seattle Waterfront LP
Ashford SF GP LLC
Ashford Thomas LLC
Ashford TRS BC LLC
Ashford TRS Chicago II LLC
Ashford TRS Chicago Junior Mezz LLC
Ashford TRS Chicago Senior Mezz LLC
Ashford TRS Philadelphia Annex LLC
Ashford TRS Pier House LLC
Ashford TRS Pier House Mezz A LLC
Ashford TRS Pier House Mezz B LLC
Ashford TRS Sarasota Holding Company LLC
Ashford TRS Sarasota LLC
Ashford TRS Sarasota Residence LLC

Ashford TRS Seattle Waterfront LLC
Ashford TRS SF LLC
Ashford TRS Yountville Holding Company LLC
Ashford TRS Yountville II LLC
Ashford TRS Yountville LLC
Ashford Yountville GP LLC
Ashford Yountville Holding Company LLC
Ashford Yountville II GP LLC
Ashford Yountville II LP
Ashford Yountville LP
BHR Beverly Hills GP LLC
BHR Beverly Hills LP
BHR Dorado Holding LLC
BHR Dorado LLC
BHR Scottsdale GP LLC
BHR Scottsdale LP
BHR Scottsdale Storage LLC
BHR SMA GP, LLC
BHR SMA, LP
BHR Tahoe GP LLC
BHR Tahoe LP
BHR TRS Beverly Hills LLC
BHR TRS Dorado Holding LLC
BHR TRS Dorado LLC
BHR TRS Scottsdale LLC
BHR TRS Tahoe East LLC
BHR TRS Tahoe LLC
Braemar Hospitality Limited Partnership
Braemar OP General Partner LLC
Braemar OP Limited Partner LLC
Braemar TRS Corporation
CHH Capital Hotel GP LLC
CHH Capital Hotel Partners LP
CHH Capital Tenant Corp.
CHH III Tenant Parent Corp.
CHH Torrey Pines Hotel GP LLC
CHH Torrey Pines Hotel Partners LP
CHH Torrey Pines Tenant Corp.
RC Hotels (Virgin Islands